SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC 20549



                              FORM 8-K

                           CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

Date  of Report (Date of earliest event reported): December 12, 1997



                         HORIZON GROUP, INC.
         (Exact Name of Registrant as Specified in Charter)



MICHIGAN                      1-12424                      38-2559212
(State or other         (Commission File Number)        (IRS  Employer
Jurisdiction of                                        Identification No.)
Incorporation)

                5000 HAKES DRIVE, NORTON SHORES, MICHIGAN   49441
               (Address of Principal Executive Office)   (Zip Code)


      Registrant's telephone number, including area code:  (616) 798-9100

                             NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)


ITEM 5. OTHER EVENTS

    On December 10, 1997, an alleged shareholder of Horizon
Group,  Inc. (the "Company") filed a purported class action
lawsuit in  the Circuit Court for Muskegon County, Michigan
against  the Company,  Prime  Retail,  Inc.  ("Prime")  and
certain directors  and  former  directors  of  the  Company
claiming,  among other things, that the Company's directors
breached  their   fiduciary   duties   to   the   Company's
shareholders  in approving the previously announced  merger
between the Company and Prime and that the consideration to
be paid to the  Company's  shareholders  in  such merger is
unfair  and  inadequate.   The  lawsuit  seeks to have  the
merger enjoined or, in the event that the merger is consummated, that the merger be rescinded or damages be awarded to the class members.

                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         HORIZON GROUP, INC.
                                         (Registrant)

                                         By:/S/ RICHARD PHILLIPS
                                         Richard Phillips
                                         Vice President

    Dated: December 16, 1997